   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 1998


                                               SECURITIES ACT FILE NO. 333-28619
                                        INVESTMENT COMPANY ACT FILE NO. 811-4311
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 3                      [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 14                             [X]
                        (Check appropriate box or boxes)

                            ------------------------

                      MERRILL LYNCH CONVERTIBLE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                                   Copies to:


            Counsel for the Fund:                            Michael J. Hennewinkel, Esq.
            BROWN & WOOD LLP                                 MERRILL LYNCH ASSET
            One World Trade Center                           MANAGEMENT
            New York, New York 10048-0557                    P.O. Box 9011
            Attention: Thomas R. Smith, Jr., Esq.            Princeton, New Jersey 08543-9011


                            ------------------------

   It is proposed that this filing will become effective (check appropriate box)

        [ ] immediately upon filing pursuant to paragraph (b)

       [X] on January 1, 1999 pursuant to paragraph (b)

       [ ] 60 days after filing pursuant to paragraph (a)(1)
       [ ] on (date) pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    Prospectus

                                                            [MERRILL LYNCH LOGO]

                              Merrill Lynch Convertible Fund, Inc.

                    [MERRILL LYNCH ARTWORK]


                                                              January 1, 1999


                    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                             PAGE
[KEY FACTS ICON]
KEY FACTS
-----------------------------------------------------------------
The Merrill Lynch Convertible Fund at a Glance..............    3
Risk/Return Bar Chart.......................................    5
Fees and Expenses...........................................    6

[DETAILS ABOUT THE FUND ICON]
DETAILS ABOUT THE FUND
-----------------------------------------------------------------
How the Fund Invests........................................    8
Investment Risks............................................    9

[YOUR ACCOUNT ICON]
YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   15
How to Buy, Sell, Transfer and Exchange Shares..............   20
Participation in Merrill Lynch Fee-Based Programs...........   24

[MANAGEMENT OF THE FUND ICON]
MANAGEMENT OF THE FUND
-----------------------------------------------------------------
Merrill Lynch Asset Management..............................   26
Financial Highlights........................................   27

[FOR MORE INFORMATION ICON]
FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover


MERRILL LYNCH CONVERTIBLE FUND, INC.

Key Facts [KEY FACTS ICON]

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

TOTAL RETURN -- the combination of capital appreciation and investment income.


CONVERTIBLE SECURITY -- a fixed income security such as a bond or preferred stock that is exchangeable for shares of common stock of the issuer or of another company.



SYNTHETIC CONVERTIBLE SECURITY -- a convertible security created by Fund management by combining two or more separate securities. This may also be a security for which the holder receives a cash payment instead of receiving common stock upon conversion.



THE MERRILL LYNCH CONVERTIBLE FUND AT A GLANCE

--------------------------------------------------------------------------------


WHAT ARE THE FUND'S OBJECTIVE AND GOALS?



The investment objective of the Fund is to seek high TOTAL RETURN from a combination of capital appreciation and investment income.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund invests primarily in a portfolio of CONVERTIBLE SECURITIES and SYNTHETIC CONVERTIBLE SECURITIES. These convertible securities may be either convertible debt securities or convertible preferred stocks and may be issued by both U.S. and foreign issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in convertible securities and synthetic convertibles.



A substantial portion of the Fund's assets may at times be invested in foreign securities. The Fund may invest in high yield or "junk" bonds, in certain types of derivative securities and in illiquid securities.



When choosing investments Fund management attempts to identify securities issued by companies that it believes are creditworthy and that either have high current yields, a high potential for capital appreciation because the underlying common stock is undervalued, or both. Fund management will find an issuer to be creditworthy when it believes the issuer can make timely payments of interest and principal. In evaluating an investment, Fund management will also take into account a security's maturity and call features. The Fund is nondiversified, which means that it is able to invest more of its assets in fewer companies than if it were a diversified fund. We cannot guarantee that the Fund will achieve its goal.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


As with any mutual fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may go up or down. These changes may occur because the stock market is rising or falling. These changes also may occur in response to interest rate changes. Generally, when interest rates go up, the value of a convertible goes down. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.



Derivatives and high yield or "junk" bonds may be volatile and subject to liquidity, leverage, credit and other types of risks.



MERRILL LYNCH CONVERTIBLE FUND, INC.                                           3

[KEY FACTS ICON] Key Facts


A convertible security may lose all or a significant portion of its value if the value of the underlying security falls below the exercise price.



Foreign investing involves special risks -- including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may be less liquid and harder to value than U.S. securities.



As a nondiversified fund, the Fund may concentrate in a smaller number of investments, which increases the Fund's risk because each investment has a greater effect on the Fund's performance.



WHO SHOULD INVEST?


The Fund may be an appropriate investment for you if you:


       - Are investing with long term goals, such as retirement or funding a child's education, but also seek current income;


       - Want to diversify your portfolio;

       - Want a professionally managed portfolio without the administrative burdens of direct investments in convertible securities.


4                                           MERRILL LYNCH CONVERTIBLE FUND, INC.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class A shares from year to year for the ten year period. Prior to August 4, 1997 the Fund operated as a dual purpose closed end investment company with different investment objectives and policies from the Fund's current objectives and policies. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for the Fund's Class A shares for one, five and ten years with those of the Value Line Convertible Index for the same periods. The average annual total returns for the Fund's Class B, Class C and Class D shares are not provided. These classes commenced operations on August 4, 1997 and as of December 31, 1997 a full calendar year of information is not available. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


1988      1989       1990       1991       1992       1993       1994       1995       1996       1997
 2%       16%        -24%       42%        19%        14%        -16%       24%        21%        14%


During the ten year period shown in the bar chart, the highest return for a quarter was 26.08% (quarter ended March 31, 1991) and the lowest return for a quarter was -19.43% (quarter ended September 30, 1990). The year to date return as of September 30, 1998 was -8.71%.



AVERAGE ANNUAL TOTAL
RETURNS (AS OF THE
CALENDAR YEAR ENDED                     PAST         PAST
DECEMBER 31, 1997)                    ONE YEAR    FIVE YEARS    PAST TEN YEARS
-------------------------------------------------------------------------------

 Merrill Lynch Convertible Fund* A      8.05%        9.27%           9.11%+
-------------------------------------------------------------------------------

 Value Line Convertible Index**        18.06%       15.25%          13.02%
-------------------------------------------------------------------------------


 * Includes sales charge.

** This unmanaged index tracks the performance of all convertibles (over 590 bonds and preferreds). The index gives equal weight to each issue and is calculated on a total return basis. Past performance is not predictive of future performance.


 + Data for the period from January 1, 1988 to August 3, 1997 represents performance of the Capital Shares of the Fund while the Fund was a dual purpose closed end investment company and does not include interest or dividends paid on the Fund's holdings. The index performance, however, reflects both capital appreciation and income paid by the convertibles tracked by the index.




MERRILL LYNCH CONVERTIBLE FUND, INC.                                           5

[KEY FACTS ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:


SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.



EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:


ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.


MANAGEMENT FEE -- a fee paid to the Manager for managing the Fund.


DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.


     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
                  YOUR INVESTMENT)                     CLASS A   CLASS B(a)   CLASS C    CLASS D
-------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases
  (as a percentage of offering price)                 5.25%(b)   None        None       5.25%(b)
-------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or
  redemption proceeds, whichever is lower)            None(c)    4.0%(b)     1.0%(b)    None(c)
-------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend
  Reinvestments                                       None       None        None       None
-------------------------------------------------------------------------------------------------
  Redemption Fee                                      None       None        None       None
-------------------------------------------------------------------------------------------------
  Exchange Fee                                        None       None        None       None
-------------------------------------------------------------------------------------------------
  Maximum Account Fee                                 None       None        None       None
-------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------
  MANAGEMENT FEE(D)                                   0.60%      0.60%       0.60%      0.60%
-------------------------------------------------------------------------------------------------
  DISTRIBUTION AND/OR SERVICE (12b-1) FEES(e)         None       1.00%       1.00%      0.25%
-------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency fees)(f)  0.69%      0.75%       0.76%      0.74%
-------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(g)              1.29%      2.35%       2.36%      1.59%
-------------------------------------------------------------------------------------------------


(a) Class B shares automatically convert to Class D shares about eight years after you buy them. Then they will no longer be subject to distribution fees.

(b) Some investors may qualify for reductions in the sales charge (load).

(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.


(d) The Fund pays the Manager a fee at the annual rate of 0.60% of the average daily net assets of the Fund.



(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.



(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended August 31, 1998, the Fund paid the Transfer Agent fees totaling $94,488. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended August 31, 1998, the Fund reimbursed the Manager $106,046 for these services.


(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.


6                                           MERRILL LYNCH CONVERTIBLE FUND, INC.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------
 Class A                $650             $913              $1,195            $2,000
---------------------------------------------------------------------------------------
 Class B                $638             $933              $1,255            $2,499*
---------------------------------------------------------------------------------------
 Class C                $339             $737              $1,260            $2,696
---------------------------------------------------------------------------------------
 Class D                $678             $1,001            $1,345            $2,315
---------------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------
 Class A                $650             $913              $1,195            $2,000
---------------------------------------------------------------------------------------
 Class B                $238             $733              $1,255            $2,499*
---------------------------------------------------------------------------------------
 Class C                $239             $737              $1,260            $2,696
---------------------------------------------------------------------------------------
 Class D                $678             $1,001            $1,345            $2,315
---------------------------------------------------------------------------------------

  * Assumes conversion to Class D shares approximately eight years after purchase. See note (a) to the Fees and Expenses table above.

MERRILL LYNCH CONVERTIBLE FUND, INC.                                           7

Details About the Fund [DETAILS ABOUT THE FUND ICON]

ABOUT THE PORTFOLIO MANAGER

Daniel A. Luchansky is the portfolio manager of the Fund. Mr. Luchansky has been the portfolio manager of the Fund since 1995 and has been a Vice President of Merrill Lynch Asset Management since 1991.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main goal is to seek high total return from a combination of capital appreciation and investment income. The Fund invests primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities. These securities may be issued by both U.S. and foreign issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in convertible securities and synthetic convertibles.


Convertible securities are fixed income securities, such as debt and preferred stock, that allow the holder to convert the security into shares of common stock. The terms of each convertible security contain a conversion formula (the amount of the fixed income security that must be surrendered to acquire a share of common stock), and may also limit the right to convert to certain time periods or circumstances. The common stock that can be acquired upon conversion may be issued by the same company that issued the convertible fixed income security, or may be issued by a different company. Synthetic convertible securities are similar but may be assembled by the Manager from separately issued fixed income and equity linked securities.



Convertibles typically pay current income, as either interest on bonds or dividends on preferred stocks. The market values a convertible in part on this stream of current income payments and in part on the value of the underlying common stock. The value of a convertible may react to interest rates in the same way as a nonconvertible debt security: if market interest rates rise, the value of a convertible usually falls. In addition, the convertible has the same types of market and issuer risk as the underlying common stock.



Convertible securities can provide high total return from a combination of capital appreciation and investment income. If the value of the underlying common stock increases, the value of the convertible security also increases. The dividend or interest payments on the convertible security are likely to be higher than dividends paid on common stock though they will be lower than similar payments on nonconvertible debt obligations or preferred stocks.




8                                           MERRILL LYNCH CONVERTIBLE FUND, INC.

MATURITY -- the time at which the principal amount of a bond is scheduled to be returned to investors.

CALL FEATURE -- the right of an issuer to repay the principal amount of a bond prior to maturity.

SHORT SALE -- a sale of securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.


HEDGE -- an investment technique involving the purchase or short sale of an asset in the expectation that any gains will offset losses experienced on other holdings, or vice versa.



Fund management selects convertible securities by considering various factors including:



       - Yield on the convertible security relative to its credit quality.



       - The potential capital appreciation offered by the underlying common stock.



       - The MATURITY and CALL FEATURES of these securities.



The Fund may invest in "junk" bonds. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality.



The Fund may invest up to 35% of its total assets in assets other than convertible securities and synthetic convertible securities. These other assets may include common stock, nonconvertible preferred stock, options, warrants and nonconvertible debt securities of U.S. or foreign issuers.



The Fund may also invest in money market securities of U.S. and foreign issuers, or cash.


The Fund may invest in derivatives and may SELL SECURITIES SHORT as a HEDGE or to increase total returns. In addition, the Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.


INVESTMENT RISKS

--------------------------------------------------------------------------------


This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK -- Market risk is the risk that the stock or bond markets will go up or down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.



MERRILL LYNCH CONVERTIBLE FUND, INC.                                           9

[DETAILS ABOUT THE FUND ICON] Details About the Fund


CREDIT RISK -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.



INTEREST RATE RISK -- Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.



FOREIGN MARKET RISK -- Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, these investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:



       - The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.



       - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.



       - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund's operations.


10                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

       - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.



       - Because there are generally fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up or down more than prices of securities traded in the United States.



       - Foreign markets have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.



EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- A number of European countries have agreed to enter into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro. Thereafter, these securities will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:



       - If the euro, or EMU as a whole, does not take effect as planned.



       - If a participating country withdraws from EMU.


MERRILL LYNCH CONVERTIBLE FUND, INC.                                          11

[DETAILS ABOUT THE FUND ICON] Details About the Fund


       - If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency beginning with euro conversion.


Risks associated with certain types of securities in which the Fund may invest include:


JUNK BONDS -- The Fund may buy convertible and non-convertible debt securities that are low grade, including "junk bonds." There is no minimum rating for securities in which the Fund may invest. Convertible junk bonds, like other junk bonds, have a higher chance that the issuer will default on interest or principal payments. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.



OTHER NON-PAYMENT -- An issuer may be more likely to fail to make regular payments on a convertible than on its other debt because other debt securities may have a prior claim on the issuer's assets, particularly if the convertible is preferred stock. Convertibles, however, usually have a claim prior to the issuer's common stock.



INTERNATIONAL CURRENCY -- The securities in which the Fund invests carry international investment risks if the security is issued by a foreign company and carry currency risk if the security is denominated in a foreign currency. The conversion price of a convertible may be based on a currency exchange rate fixed at the time the convertible was issued, so the movements in the exchange rates would affect the convertible's value.




12                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

WHEN ISSUED SECURITIES -- the purchase of a new security before it has been issued.

FORWARD COMMITMENT -- the purchase of a security for delivery beyond normal settlement periods.

CONVERSION, CALL -- For many debt securities, the issuer can choose when to "call" (redeem) the security. An issuer may call a security at a time that is disadvantageous to the Fund, and the Fund may be required to reinvest at lower interest rates, or, in the case of a convertible, convert at an unfavorable time. Some convertibles may convert only under certain circumstances and carry the additional risk that conversion may never be permitted.


SYNTHETICS -- The Fund manager may combine fixed income securities ("fixed income component") with a right to acquire equities ("convertibility component") to create "synthetic convertible securities" having economic characteristics of a true convertible. The components of synthetic convertibles trade separately; each has its own trading market and value. The value of the synthetic convertible is the sum of the value of the fixed income and convertibility components. A synthetic convertible gives the Fund Manager the flexibility to create an investment that is not directly available in the market. However, because its components trade separately, often in different markets, the value of a synthetic convertible may respond differently to market movements and other events than a traditional convertible. The convertibility component in a synthetic convertible may be a warrant or option to purchase common stock at a set price ("exercise price"), or an option on a stock index. If the value of the underlying common stock or index falls below the exercise price, the warrant or option may lose all value.



WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS -- WHEN ISSUED and delayed delivery securities and FORWARD COMMITMENTS involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.



ILLIQUID INVESTMENTS -- The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to resell them or may be able to sell them only at a price below current value.



MERRILL LYNCH CONVERTIBLE FUND, INC.

[DETAILS ABOUT THE FUND ICON] Details About the Fund


DERIVATIVES -- The Fund may use derivative instruments including futures, forwards, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold) or an index such as Value Line Convertible Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:



      Credit risk -- The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.



      Leverage risk -- The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



      Liquidity risk -- The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.



      Currency risk -- The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.



BORROWING AND LEVERAGE -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.



STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------



If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


14                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

Your Account [YOUR ACCOUNT ICON]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


MERRILL LYNCH CONVERTIBLE FUND, INC.                                          15

[YOUR ACCOUNT ICON] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                                   CLASS A                       CLASS B                       CLASS C
---------------------------------------------------------------------------------------------------------------
 Availability              Limited to certain            Generally available           Generally available
                           investors including:          through Merrill Lynch.        through Merrill Lynch.
                           - Current Class A             Limited availability          Limited availability
                             shareholders                through other securities      through other securities
                           - Certain Retirement          dealers.                      dealers.
                             Plans
                           - Participants in certain
                             Merrill Lynch
                             sponsored programs
                           - Certain affiliates of
                             Merrill Lynch.
---------------------------------------------------------------------------------------------------------------
 Initial Sales             Yes. Payable at time of       No. Entire purchase           No. Entire purchase
 Charge?                   purchase. Lower sales         price is invested in          price is invested in
                           charges available for         shares of the Fund.           shares of the Fund.
                           larger investments.
---------------------------------------------------------------------------------------------------------------
 Deferred Sales            No. (May be charged for       Yes. Payable if you           Yes. Payable if you
 Charge?                   purchases over $1             redeem within four years      redeem within one year
                           million that are              of purchase.                  of purchase.
                           redeemed within one
                           year.)
---------------------------------------------------------------------------------------------------------------
 Account Maintenance       No.                           0.25% Account                 0.25% Account
 and Distribution                                        Maintenance Fee 0.75%         Maintenance Fee 0.75%
 Fees?                                                   Distribution Fee.             Distribution Fee.
---------------------------------------------------------------------------------------------------------------
 Conversion to Class       No.                           Yes, automatically after      No.
 D shares?                                               approximately eight
                                                         years.
---------------------------------------------------------------------------------------------------------------

                               CLASS D
 Availability          Generally available
                       through Merrill Lynch.
                       Limited availability
                       through other securities
                       dealers.
-------------------------------------------------------------
 Initial Sales         Yes. Payable at time of
 Charge?               purchase. Lower sales
                       charges available for
                       larger investments.
-------------------------------------------------------------
 Deferred Sales        No. (May be charged for
 Charge?               purchases over $1
                       million that are
                       redeemed within one
                       year.)
-------------------------------------------------------------
 Account Maintenance   0.25% Account
 and Distribution      Maintenance Fee No
 Fees?                 Distribution Fee.
-------------------------------------------------------------
 Conversion to Class   No.
 D shares?
-------------------------------------------------------------


16                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS


If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.




                                                                          DEALER
                                                                       COMPENSATION
                                AS A % OF            AS A % OF           AS A % OF
      YOUR INVESTMENT         OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
-------------------------------------------------------------------------------------
 Less than $25,000                5.25%                5.54%               5.00%
-------------------------------------------------------------------------------------
 $25,000 but less than
 $50,000                          4.75%                4.99%               4.50%
-------------------------------------------------------------------------------------
 $50,000 but less than
 $100,000                         4.00%                4.16%               3.75%
-------------------------------------------------------------------------------------
 $100,000 but less than
 $250,000                         3.00%                3.09%               2.75%
-------------------------------------------------------------------------------------
 $250,000 but less than
 $1,000,000                       2.00%                2.04%               1.80%
-------------------------------------------------------------------------------------
 $1,000,000 and over**            0.00%                0.00%               0.00%
-------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

       - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.

       - Merrill Lynch Blueprint(SM) Program participants.

       - TMA(SM) Managed Trusts.

       - Certain Merrill Lynch investment or central asset accounts.

       - Certain employer-sponsored retirement or savings plans.

       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.


MERRILL LYNCH CONVERTIBLE FUND, INC.                                          17

[YOUR ACCOUNT ICON] Your Account

       - Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees.

       - Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS


If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually


18                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

decreases as you hold your shares over time, according to the following schedule:

  YEARS SINCE PURCHASE      SALES CHARGE*
-------------------------------------------
    0 - 1                  4.00%
-------------------------------------------
    1 - 2                  3.00%
-------------------------------------------
    2 - 3                  2.00%
-------------------------------------------
    3 - 4                  1.00%
-------------------------------------------
    4 AND THEREAFTER       0.00%
-------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.


The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:


       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

       - Redemption by certain eligible 401(a) and 401(k) plans and group plans participating in the Merrill Lynch Blueprint(SM) Program and certain retirement plan rollovers.

       - Redemption in connection with participation in certain Merrill Lynch fee-based programs.


       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held.


       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.


Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B



MERRILL LYNCH CONVERTIBLE FUND, INC.                                          19

[YOUR ACCOUNT ICON] Your Account

shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


Class C Shares



If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with participation in certain Merrill Lynch fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.


Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


20                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
BUY SHARES               First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 16.
                         appropriate for you                        Be sure to read this prospectus carefully.
                         -------------------------------------------------------------------------------------------------------
                         Next, determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                         investment                                 all accounts except:
                                                                        - $250 for certain Merrill Lynch fee-based programs
                                                                        - $100 for retirement plans
                                                                    (The minimums for initial investments may be waived or
                                                                    reduced under certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer sub-       net asset value after your order is placed. Any purchase
                         mit your purchase order                    orders placed within fifteen minutes after the close of
                                                                    business on the New York Stock Exchange will be priced at
                                                                    the net asset value determined that day.
                                                                    Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The
                                                                    Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a
                                                                    processing fee to confirm a purchase. This fee is currently
                                                                    $5.35.
                         -------------------------------------------------------------------------------------------------------
                         Or contact the Transfer Agent              To purchase shares directly, call the Transfer Agent at
                                                                    1-800-MER-FUND and request a purchase order. Mail the
                                                                    completed purchase order to the Transfer Agent at the
                                                                    address on the inside back cover of this Prospectus.
--------------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR              Purchase additional shares                 The minimum investment for additional purchases is $50 for
INVESTMENT                                                          all accounts except that retirement plans have a minimum
                                                                    additional purchase of $1.
                                                                    (The minimum for additional purchases may be waived under
                                                                    certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Acquire additional shares through the      All dividends and capital gains distributions are
                         automatic dividend reinvestment plan       automatically reinvested without a sales charge.
                         -------------------------------------------------------------------------------------------------------
                         Participate in the automatic invest-       You may invest a specific amount on a periodic basis through
                         ment plan                                  certain Merrill Lynch investment or central asset accounts.
--------------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO       Transfer to a participating                You may transfer your Fund shares only to another securities
ANOTHER SECURITIES       securities dealer                          dealer that has entered into an agreement with Merrill
DEALER                                                              Lynch. All shareholder services will be available for the
                                                                    transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                                    trading of these assets must be coordinated by the receiving firm.
--------------------------------------------------------------------------------------------------------------------------------



MERRILL LYNCH CONVERTIBLE FUND, INC.                                          21

[YOUR ACCOUNT ICON] Your Account

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO       Transfer to a non-participating secu-      You must either:
ANOTHER SECURITIES       rities dealer                                  - Transfer your shares to an account with the Transfer
DEALER (CONTINUED)                                                        Agent; or
                                                                        - Sell your shares.
--------------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer sub-       net asset value after your order is placed. For your
                         mit your sales order                       redemption request to be priced at the net asset value on
                                                                    the day of your request, you must submit your request to
                                                                    your dealer within fifteen minutes after that day's close of business on the New York Stock Exchange (generally 4:00 p.m.
                                                                    Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of
                                                                    business on the next business day. Dealers must submit
                                                                    redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.
                                                                    Securities dealers, including Merrill Lynch, may charge a
                                                                    fee to process a redemption of shares. Merrill Lynch
                                                                    currently charges a fee of $5.35. No processing fee is
                                                                    charged if you redeem shares directly through the Transfer
                                                                    Agent.
                                                                    The Fund may reject an order to sell shares under certain
                                                                    circumstances.
                         -------------------------------------------------------------------------------------------------------
                         Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                                    sign the letter and signatures must be guaranteed. If you
                                                                    hold stock certificates, return the certificates with the
                                                                    letter. The Transfer Agent will normally mail redemption
                                                                    proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                                    proceeds. This delay will usually not exceed ten days.
                                                                    If you hold share certificates, they must be delivered to
                                                                    the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------


22                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
SELL SHARES              Participate in the Fund's Systematic       You can choose to receive systematic payments from your Fund
SYSTEMATICALLY           Withdrawal Plan                            account either by check or through direct deposit to your
                                                                    bank account on a monthly or quarterly basis. If you have a
                                                                    Merrill Lynch CMA(R), CBA(R) or Retirement Account you can
                                                                    arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method
                                                                    you must have dividends and other distributions
                                                                    automatically reinvested. For Class B and C shares your
                                                                    total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is
                                                                    established. The deferred sales charge is waived for
                                                                    systematic redemptions. Ask your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR            Select the fund into which you want        You can exchange your shares of the Fund for shares of many
SHARES                   to exchange. Be sure to read that          other Merrill Lynch mutual funds. You must have held the
                         fund's prospectus                          shares used in the exchange for at least 15 calendar days
                                                                    before you can exchange to another fund.
                                                                    Each class of Fund shares is generally exchangeable for
                                                                    shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                                    Class A shares, you will exchange into Class D shares.
                                                                    Some of the Merrill Lynch mutual funds impose a different
                                                                    initial or deferred sales charge schedule. If you exchange
                                                                    Class A or D shares for shares of a fund with a higher
                                                                    initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                    exchange Class B shares for shares of a fund with a
                                                                    different deferred sales charge schedule, the higher
                                                                    schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                    period for calculating a deferred sales charge at
                                                                    redemption. If you exchange Class A or D shares for money
                                                                    market fund shares, you will receive Class A shares of
                                                                    Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.
                                                                    Although there is currently no limit on the number of
                                                                    exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH CONVERTIBLE FUND, INC.                                          23

[YOUR ACCOUNT ICON] Your Account

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------


When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.


Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.


24                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

DIVIDENDS -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

DISTRIBUTIONS -- capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"


Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.


Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at least annually any net investment income and any net realized long or short-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS and DISTRIBUTIONS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.

TAXES

You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.


MERRILL LYNCH CONVERTIBLE FUND, INC.                                          25

Management of the Fund [MANAGEMENT OF THE FUND ICON]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund pays the Manager a fee at the annual rate of 0.60% of the average daily net assets of the Fund.


Merrill Lynch Asset Management is a part of the Merrill Lynch Asset Management Group. The Asset Management Group had approximately $499 billion in investment company and other portfolio assets under management as of November 1998. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.


26                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request.

                                                   CLASS A SHARES##(1)
                                         ---------------------------------------
                                            FOR THE            FOR THE PERIOD
                                           YEAR ENDED          JANUARY 1, 1997
      INCREASE (DECREASE) IN               AUGUST 31,           TO AUGUST 31,
         NET ASSET VALUE:                   1998+++                1997+++
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:***
--------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                     $  17.36              $   15.57
--------------------------------------------------------------------------------
 Investment income -- net                        .60                    .06
--------------------------------------------------------------------------------
 Realized and unrealized gain
 (loss) on investments -- net                  (1.37)                  1.75
--------------------------------------------------------------------------------
 Total from investment operations               (.77)                  1.81
--------------------------------------------------------------------------------
 Less dividends and distributions
   Investment income -- net                     (.32)                    --
   Realized gain on
investments -- net                             (4.55)                    --
   In excess of realized gain on
investments -- net                              (.07)                    --
--------------------------------------------------------------------------------
 Total dividends and distributions             (4.94)                    --
--------------------------------------------------------------------------------
 Capital charge resulting from
 issuance of Common Stock                       (.06)                    --
--------------------------------------------------------------------------------
 Effect of repurchase of Treasury
 Stock                                            --                     --
--------------------------------------------------------------------------------
 Capital charge resulting from
 issuance of new classes of shares                --                   (.02)
--------------------------------------------------------------------------------
 Net asset value, end of period             $  11.59              $   17.36
--------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:*
--------------------------------------------------------------------------------
 Based on net asset value per share             (7.03)%                 11.50%#
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------
 Expenses+                                      1.29%                   .90%**
--------------------------------------------------------------------------------
 Investment income -- net                       4.48%                  4.76%**
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period (in
 thousands)                                 $ 52,425              $ 110,178
--------------------------------------------------------------------------------
 Portfolio turnover                           155.20%                 92.86%
--------------------------------------------------------------------------------

                                                      CLASS A SHARES##(1)
                                     ------------------------------------------------------

                                                FOR THE YEAR ENDED DECEMBER 31,
      INCREASE (DECREASE) IN         ------------------------------------------------------
         NET ASSET VALUE:             1996+++         1995           1994           1993
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:***
-------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                              $   13.43      $   11.13      $   13.21      $   12.87
-------------------------------------------------------------------------------------------
 Investment income -- net                   --             --             --             --
-------------------------------------------------------------------------------------------
 Realized and unrealized gain
 (loss) on investments -- net             2.78           2.66          (2.12)          1.43
-------------------------------------------------------------------------------------------
 Total from investment operations         2.78           2.66          (2.12)          1.43
-------------------------------------------------------------------------------------------
 Less dividends and distributions
   Investment income -- net                 --             --             --             --
   Realized gain on
investments -- net                        (.64)          (.36)          (.01)         (1.17)
   In excess of realized gain on
investments -- net                          --             --             --             --
-------------------------------------------------------------------------------------------
 Total dividends and distributions        (.64)          (.36)          (.01)         (1.17)
-------------------------------------------------------------------------------------------
 Capital charge resulting from
 issuance of Common Stock                   --             --             --             --
-------------------------------------------------------------------------------------------
 Effect of repurchase of Treasury
 Stock                                      --             --++          .05            .08
-------------------------------------------------------------------------------------------
 Capital charge resulting from
 issuance of new classes of shares          --             --             --             --
-------------------------------------------------------------------------------------------
 Net asset value, end of period      $   15.57      $   13.43      $   11.13      $   13.21
-------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------
 Based on net asset value per share      20.60%         24.44%        (15.68)%        13.94%
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------
 Expenses+                                 .78%           .79%           .87%           .80%
-------------------------------------------------------------------------------------------
 Investment income -- net                 4.98%          5.40%          5.43%          5.10%
-------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------
 Net assets, end of period (in
 thousands)                          $ 289,993      $ 265,127      $ 238,466      $ 274,999
-------------------------------------------------------------------------------------------
 Portfolio turnover                     129.06%         87.69%         69.37%        116.03%
-------------------------------------------------------------------------------------------


(1)  The Fund converted to an open end investment company on August 4, 1997.
     The above financial information provided for periods prior to August 4, 1997 reflects the Fund's performance as a closed end investment company and, therefore, may not be indicative of its performance as an open end investment company.
  * Total investment returns exclude the effects of sales loads. Performance results prior to August 4, 1997 are for when the Fund was a dual structure closed end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
 **  Annualized.
***  Excludes the effect of per share operating performance of the Fund's
     Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to August 4, 1997 reflects when the Fund was a dual structure closed end management investment company. For the period January 1, 1997 to July 31, 1997, investment income -- net per Income Share was $0.73 and dividends of investment income -- net per Income Share were $0.70.
  + Excluding taxes on undistributed net realized long term capital gains for years prior to the period January 1, 1997 to August 31, 1997.
 ++  Amount is less than $.01 per share.
+++  Based on average shares outstanding.
  #  Aggregate total investment return.
 ##  Formerly Capital Shares.



MERRILL LYNCH CONVERTIBLE FUND, INC.                                          27

[MANAGEMENT OF THE FUND ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                      CLASS B++                               CLASS C++
                                        -------------------------------------   -------------------------------------
                                                              FOR THE PERIOD                          FOR THE PERIOD
                                           FOR THE YEAR       AUG. 4, 1997+        FOR THE YEAR       AUG. 4, 1997+
                                          ENDED AUG. 31,       TO AUG. 31,        ENDED AUG. 31,       TO AUG. 31,
                                               1998                1997                1998                1997
                                          --------------      --------------      --------------      --------------
 PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $  17.35            $ 16.91             $ 17.36             $ 16.91
---------------------------------------------------------------------------------------------------------------------
 Investment income -- net                         .44                .05                 .44                 .05
---------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions -- net                            (1.34)               .39               (1.34)                .40
---------------------------------------------------------------------------------------------------------------------
 Total from investment operations                (.90)               .44                (.90)                .45
---------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions
   Investment income -- net                      (.28)                --                (.28)                 --
   Realized gain on
   investments -- net                           (4.55)                --               (4.55)                 --
   In excess of realized gain on
   investments -- net                            (.07)                --                (.07)                 --
---------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions              (4.90)                --               (4.90)                 --
---------------------------------------------------------------------------------------------------------------------
 Capital charge resulting from
 issuance of Common Stock                        (.02)                --                (.02)                 --
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $  11.53            $ 17.35             $ 11.54             $ 17.36
---------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:**
---------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share             (7.76)%             2.60%#             (7.76)%              2.66%#
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
 Expenses                                        2.35%              2.66%*              2.36%               2.74%*
---------------------------------------------------------------------------------------------------------------------
 Investment income -- net                        3.31%              3.77%*              3.34%               3.58%*
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in
 thousands)                                  $ 23,900            $ 5,759             $ 5,138             $ 1,014
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                            155.20%             92.86%             155.20%              92.86%
---------------------------------------------------------------------------------------------------------------------

                                                     CLASS D++
                                       -------------------------------------
                                                             FOR THE PERIOD
                                          FOR THE YEAR       AUG. 4, 1997+
                                         ENDED AUG. 31,       TO AUG. 31,
                                              1998                1997
                                         --------------      --------------
 PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------
 Net asset value, beginning of period       $ 17.36             $ 16.91
----------------------------------------------------------------------------
 Investment income -- net                       .54                 .07
----------------------------------------------------------------------------
 Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions -- net                          (1.34)                .38
----------------------------------------------------------------------------
 Total from investment operations              (.80)                .45
----------------------------------------------------------------------------
 Less dividends and distributions
   Investment income -- net                    (.31)                 --
   Realized gain on
   investments -- net                         (4.55)                 --
   In excess of realized gain on
   investments -- net                          (.07)                 --
----------------------------------------------------------------------------
 Total dividends and distributions            (4.93)                 --
----------------------------------------------------------------------------
 Capital charge resulting from
 issuance of Common Stock                      (.02)                 --
----------------------------------------------------------------------------
 Net asset value, end of period             $ 11.61             $ 17.36
----------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:**
----------------------------------------------------------------------------
 Based on net asset value per share           (6.96)%              2.66%#
----------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------
 Expenses                                      1.59%               1.92%*
----------------------------------------------------------------------------
 Investment income -- net                      4.02%               4.81%*
----------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------
 Net assets, end of period (in
 thousands)                                 $ 7,071             $ 1,365
----------------------------------------------------------------------------
 Portfolio turnover                          155.20%              92.86%
----------------------------------------------------------------------------


  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of operations.
 ++  Based on average shares outstanding.
  #  Aggregate total investment return.






28                                          MERRILL LYNCH CONVERTIBLE FUND, INC.

                      (This page intentionally left blank)

                      MERRILL LYNCH CONVERTIBLE FUND, INC.

                      (This page intentionally left blank)

                      MERRILL LYNCH CONVERTIBLE FUND, INC.

                                                  POTENTIAL
                                                  INVESTORS

                                        Open an account (two options).
                           1                                                    2

                    MERRILL LYNCH                                         TRANSFER AGENT
                 FINANCIAL CONSULTANT
                 OR SECURITIES DEALER                              FINANCIAL DATA SERVICES, INC.
                                                                          P.O. Box 45289
    Advises shareholders on their Fund investments.              Jacksonville, Florida 32232-5289

                                                          Performs recordkeeping and reporting services.

                                                 DISTRIBUTOR

                                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                               A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Fund shares.

                 COUNSEL                            THE FUND                            CUSTODIAN

             BROWN & WOOD LLP                The Board of Directors              THE CHASE MANHATTAN BANK
          One World Trade Center               oversees the Fund.               GLOBAL SECURITIES SERVICES
      New York, New York 10048-0557                                               Chase MetroTech Center
                                                                                 Brooklyn, New York 11245
    Provides legal advice to the Fund.
                                                                         Holds the Fund's assets for safekeeping.

           INDEPENDENT AUDITORS                                               INVESTMENT ADVISER

          DELOITTE & TOUCHE LLP                                        MERRILL LYNCH ASSET MANAGEMENT, L.P.
             117 Campus Drive
     Princeton, New Jersey 08540-6400                                       ADMINISTRATIVE OFFICES
                                                                            800 Scudders Mill Road
           Audits the financial                                          Plainsboro, New Jersey 08536
    statements of the Fund on behalf of
            the shareholders.                                                  MAILING ADDRESS
                                                                                P.O. Box 9011
                                                                       Princeton, New Jersey 08543-9011

                                                                               TELEPHONE NUMBER
                                                                                1-800-MER-FUND

                                                                  Manages the Fund's day-to-day activities.


                     MERRILL LYNCH CONVERTIBLE FUND, INC.

For More Information [FOR MORE INFORMATION ICON]

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.

Investment Company Act file #811-4311

Code #19010-01-99

(C) Merrill Lynch Asset Management, L.P.

Prospectus

[MERRILL LYNCH LOGO]

Merrill Lynch
Convertible Fund, Inc.

[MERRILL LYNCH ARTWORK]


                                                                 January 1, 1999

                      STATEMENT OF ADDITIONAL INFORMATION


                      MERRILL LYNCH CONVERTIBLE FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------

     Merrill Lynch Convertible Fund, Inc. (the "Fund"), is a non-diversified, open-end investment company that seeks to provide shareholders with high total return by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities. Total return is the combination of capital appreciation and investment income. The investment philosophy of the Fund is based on the belief that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. The securities in which the Fund invests may be issued by both United States and non-United States issuers. The Fund may employ a variety of techniques to hedge against market or currency risks or to enhance total return. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 1, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 am and 8:00 pm on any business day.


                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------


    The date of this Statement of Additional Information is January 1, 1999.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................     2
  Convertible Securities....................................     3
  Description of Certain Investments........................     5
  Other Investment Policies and Practices...................     6
  Investment Restrictions...................................     8
  Portfolio Turnover........................................    11
Management of the Fund......................................    11
  Directors and Officers....................................    11
  Compensation of Directors.................................    12
  Management and Advisory Arrangements......................    13
  Code of Ethics............................................    15
Purchase of Shares..........................................    15
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................    16
  Employee-Sponsored Retirement Savings Plans and Certain
     Other Arrangements.....................................    20
  Deferred Sales Charge Alternatives -- Class B and Class C
     Shares.................................................    21
  Distribution Plans........................................    24
  Limitations on the Payment of Deferred Sales Charges......    25
Redemption of Shares........................................    26
  Redemption................................................    27
  Repurchase................................................    27
  Reinstatement Privilege -- Class A and Class D Shares.....    27
Pricing of Shares...........................................    28
  Determination of Net Asset Value..........................    28
  Computation of Offering Price Per Share...................    29
Portfolio Transactions......................................    29
  Transactions in Portfolio Securities......................    29
Shareholder Services........................................    31
  Investment Account........................................    31
  Exchange Privilege........................................    32
  Fee-Based Programs........................................    34
  Automated Investment Plans................................    34
  Automatic Dividend Program................................    35
  Systematic Withdrawal Plan................................    35
Distributions and Taxes.....................................    36
  Dividends and Distributions...............................    36
  Taxes.....................................................    37
  Tax Treatment of Options, Futures and Forward Foreign
     Exchange Transactions..................................    39
  Special Rules For Certain Foreign Currency Transactions...    39
Performance Data............................................    40
General Information.........................................    43
  Description of Shares.....................................    43
  Independent Auditors......................................    43
  Custodian.................................................    44
  Transfer Agent............................................    44
  Legal Counsel.............................................    44
  Reports to Shareholders...................................    44
  Shareholder Inquiries.....................................    44
  Additional Information....................................    44
Financial Statements........................................    45
Appendix I -- Investment Practices Involving the use of
  Options, Futures, and Foreign Exchange....................   I-1
Appendix II -- Ratings of Debt Securities and Preferred
  Stock.....................................................  II-1

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek high total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in convertible securities and synthetic convertible securities. The securities in which the Fund invests may be issued by both United States and non-United States issuers. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the investment objective of the Fund will be realized.

     The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities, as such term is used herein, may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or
(ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed-income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible"). See "Convertible Securities" below for additional information concerning convertible securities and synthetic convertible securities eligible for purchase by the Fund.

     The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.


     Under normal circumstances, the Fund may invest up to 35% of its assets in other types of securities, including common stock, preferred stock, options, warrants, Long-term Equity Appreciation Participation Securities ("LEAPS") and nonconvertible debt securities of United States and non-United States issuers.


     The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See Appendix II -- "Ratings of Debt Securities and Preferred Stock" for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default.

     The Fund reserves the right as a temporary defensive measure to hold money market securities of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of the Manager, prevailing market, economic or political conditions warrant. The Fund has established no rating criteria for money market securities that it may hold as a defensive measure. For this purpose, investments made for defensive purposes will be maintained only during periods in which the

Manager determines that economic or financial conditions are adverse for holding or being fully invested in convertible and synthetic convertible securities of United States and non-United States issuers. A portion of the portfolio normally will be held in U.S. dollars or dollar-denominated money market securities to provide for possible redemptions.

     In evaluating proposed investments, the Manager will seek to maximize the total return on the Fund's portfolio in terms of United States dollars. In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.


CONVERTIBLE SECURITIES


     Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or
(ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.


     In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.



     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.


     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income ("fixed-income component") or a right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

     A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

     More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund's objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed-income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

     The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

DESCRIPTION OF CERTAIN INVESTMENTS

     Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. The Fund may invest in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities in turn may be less liquid or illiquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either (i) freely tradeable in their primary markets offshore or (ii) non-investment grade debt securities which the Manager determines are as liquid as publicly-registered non-investment grade debt securities. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.


OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. The Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, which may expose the Fund to certain risks. These investment practices and the associated risks are described in detail in Appendix I attached to this Statement of Additional Information.

     Portfolio Transactions. Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations." In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive fees, commissions or spreads, the Fund does not necessarily pay the lowest fee, commission or spread available. The Fund may invest in certain securities traded in the over-the-counter ("OTC") market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to the Manager, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Manager and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Fund -- Management and Advisory Arrangements."

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. To the extent Merrill Lynch is active in distributions of securities of issuers in certain foreign countries, the Fund may be disadvantaged in that it may not purchase securities in such distributions or may be limited in the amount it may purchase. In addition, consistent with the Conduct Rules of the NASD, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting such transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     The Fund's ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions that (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. The Fund takes possession of the underlying securities when investing in repurchase agreements. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, together with all other illiquid securities.


     When Issued Securities and Forward Commitment Transactions. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.



     There can be no assurance that a security purchased on a when issued basis or purchased or sold for delayed delivery will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. The Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.


     Standby Commitment Agreements. The Fund, from time to time, may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of equity securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of acquisition of such a commitment. The Fund at all times will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security may decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental investment restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

          (1) Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For the purpose of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

          (2) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

          (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          (5) Issue senior securities to the extent such issuance would violate applicable law.

          (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          (7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

          (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

          (a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
     (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

          (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities, that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

          (d) Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

     Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

     As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or
(b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets taken at market value would be invested in such securities.

     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Distributions and Taxes -- Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

     For the purposes of investment restriction (1) as well as the diversification requirements set forth above with respect to regulated investment companies, and to the extent required by the Commission or its staff, the Fund, as non-fundamental policy, will consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

     Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings that are not registered under the Securities Act in which Merrill Lynch or any of its affiliates participate as an underwriter or dealer.

PORTFOLIO TURNOVER


     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Manager. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

     Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (66) -- President and Director(1)(2) -- Chairman of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     JAMES H. BODURTHA (54) -- Director(2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

     HERBERT I. LONDON (59) -- Director(2)(3) -- 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

     ROBERT R. MARTIN (71) -- Director(2)(3) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

     JOSEPH L. MAY (69) -- Director(2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

     ANDRE F. PEROLD (46) -- Director(2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

     TERRY K. GLENN (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JOSEPH T. MONAGLE (50) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1983; Department Head of the Global Fixed Income Division of the Manager and FAM since 1997; Senior Vice President of Princeton Services since 1993.


     VINCENT T. LATHBURY III (58) -- Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President and Portfolio Manager of the Manager from 1982 to 1997.



     DANIEL A. LUCHANSKY (39) -- Vice President and Portfolio Manager of the Fund(1)(2) -- Vice President of the Manager since 1991.


     DONALD C. BURKE (38) -- Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990.

     GERALD M. RICHARD (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of PFD since 1984 and Vice President thereof since 1981.


     IRA P. SHAPIRO (35) -- Secretary(1)(2) -- First Vice President of the Manager since 1998; Director (Legal Advisory) of the Manager from 1997 to 1998; Vice President of the Manager from 1996 to 1997; Attorney with the Manager and FAM from 1993 to 1996.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which FAM or MLAM acts as the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.


     As of December 1, 1998, the officers and Directors of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS

     The Fund pays each non-interested Director a fee of $5,000 per year plus $500 per meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, a fee of $1,000 per year plus $250 per Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table shows the compensation earned by the non-interested Directors for the fiscal year ended August 31, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1997.

                                                                                                    AGGREGATE
                                                              PENSION OR          ESTIMATED     COMPENSATION FROM
                                                          RETIREMENT BENEFITS      ANNUAL        FUND AND OTHER
                               POSITION    COMPENSATION   ACCRUED AS PART OF    BENEFITS UPON       MLAM/FAM-
            NAME               WITH FUND    FROM FUND        FUND EXPENSE        RETIREMENT     ADVISED FUNDS(1)
            ----               ---------   ------------   -------------------   -------------   -----------------
James H. Bodurtha............  Director       $7,000             None               None            $148,500
Herbert I. London............  Director       $7,000             None               None            $148,500
Robert R. Martin.............  Director       $7,000             None               None            $148,500
Joseph L. May................  Director       $7,000             None               None            $148,500
Andre F. Perold..............  Director       $7,000             None               None            $148,500

---------------
(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (25 registered investment companies consisting of 43 portfolios); Mr. London (25 registered investment companies consisting of 43 portfolios); Mr. Martin (25 registered investment companies consisting of 43 portfolios); Mr. May (25 registered investment companies consisting of 43 portfolios); and Mr. Perold (25 registered investment companies consisting of 43 portfolios).

     Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

     Management Fee. The Fund has entered into an investment advisory agreement with the Manager (the "Management Agreement"). The Manager also served as the Fund's Manager prior to the conversion of the Fund from a closed-end investment company to an open-end investment company on August 4, 1997. The Manager receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1996 (during which period the Fund operated as a closed-end investment company), the fees paid by the Fund to the Manager aggregated $1,695,738. For the period January 1, 1997 to August 31, 1997, the fees paid by the Fund to the Manager aggregated $1,102,729. For the fiscal year ended August 31, 1998, the fees paid by the Fund to the Manager aggregated $570,057.

     The Manager has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. Unless earlier terminated as described below, the Sub-Advisory Agreement will remain in effect until July 31, 1999 and thereafter, if approved at least annually (a) by the Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor") as described below, charges of the custodian, any sub-custodian and transfer agent, expenses of the redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Fund pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

     Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect until July 31, 1999 and thereafter, if approved at least annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Fund by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

Eligible Class A Investors

     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in Select Pricing funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

     Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

Class A and Class D Sales Charge Information


                                             CLASS A SHARES*
----------------------------------------------------------------------------------------------------------
                                          GROSS SALES   SALES CHARGES   SALES CHARGES   CDSCS RECEIVED ON
                                            CHARGES      RETAINED BY       PAID TO        REDEMPTION OF
            REPORTING PERIOD               COLLECTED     DISTRIBUTOR    MERRILL LYNCH   LOAD-WAIVED SHARES
            ----------------              -----------   -------------   -------------   ------------------
For the Fiscal Year Ended August 31,
  1998..................................    $10,745        $4,537          $6,208               0
For the Period August 4, 1997+ to August
  31, 1997..............................    $ 5,238        $3,996          $1,242               0



                                              CLASS D SHARES
----------------------------------------------------------------------------------------------------------
                                          GROSS SALES   SALES CHARGES   SALES CHARGES   CDSCS RECEIVED ON
                                            CHARGES      RETAINED BY       PAID TO        REDEMPTION OF
            REPORTING PERIOD               COLLECTED     DISTRIBUTOR    MERRILL LYNCH   LOAD-WAIVED SHARES
            ----------------              -----------   -------------   -------------   ------------------
For the Fiscal Year Ended August 31,
  1998..................................    $50,731        $3,366          $47,365              0
For the Period August 4, 1997+ to August
  31, 1997..............................    $28,654        $2,306          $26,348              0


---------------
+ Commencement of operations.
* Formerly Capital Shares.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

     Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint Program is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $300 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A and Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services available to Class A and Class D investors through Blueprint, including exchange privileges, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employee-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into the Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                                    CDSC AS A PERCENTAGE
                                                      OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE PAYMENT MADE            SUBJECT TO CHARGE
         --------------------------------           --------------------
0-1...............................................          4.0%
1-2...............................................          3.0%
2-3...............................................          2.0%
3-4...............................................          1.0%
4 and thereafter..................................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC is also waived for any Class B shares that are purchased by eligible 401(a) or eligible 401(k) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares purchased within qualifying Employee Access(SM) Accounts. The Class B CDSC is also waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares


     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with certain fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs."


Class B and Class C Sales Charge Information


                                    CLASS B SHARES*
----------------------------------------------------------------------------------------
                                                          CDSCS RECEIVED   CDSCS PAID TO
                    REPORTING PERIOD                      BY DISTRIBUTOR   MERRILL LYNCH
--------------------------------------------------------  --------------   -------------
For the Fiscal Year Ended August 31, 1998...............     $58,565          $58,565
For the Period August 4, 1997+ to August 31, 1997.......     $ 3,323          $ 3,323






                                     CLASS C SHARES
----------------------------------------------------------------------------------------
                                                          CDSCS RECEIVED   CDSCS PAID TO
                    REPORTING PERIOD                      BY DISTRIBUTOR   MERRILL LYNCH
--------------------------------------------------------  --------------   -------------
For the Fiscal Year Ended August 31, 1998...............     $13,971          $13,971
For the Period August 4, 1997+ to August 31, 1997.......     $    50          $    50


---------------

* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


+ Commencement of operations


     Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25%, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan).

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75%, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


     As of December 31, 1997, the last date for which fully allocated accrual data is available, for Class B shares, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since August 4, 1997 (commencement of operations as an open-end investment company) exceeded the fully allocated accrual revenues by approximately $327,000 (3.01% of Class B net assets at that date). As of August 31, 1998, for Class B shares, direct cash expenses for the period since August 4, 1997 (commencement of operations as an open-end investment company) exceeded direct cash revenues by $3,113,561 (13.03% of Class B net assets at that date). As of December 31, 1997, for Class C shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since August 4, 1997 (commencement of operations as an open-end investment company) exceeded the fully allocated accrual revenues by approximately $50,000 (3.34% of Class C net assets at that date). As of August 31, 1998, for Class C shares, direct cash revenues for the period since August 4, 1997 (commencement of operations as an open-end investment company) exceeded direct cash expenses by $105,384 (2.05% of Class C net assets at that date). The foregoing includes the operations of Merrill Lynch Global Convertible Fund, Inc., which the Fund acquired effective May 8, 1998.


     For the fiscal year ended August 31, 1998, the Fund paid the Distributor $158,876 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $15.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended August 31, 1998, the Fund paid the Distributor $31,270 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $3.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended August 31, 1998, the Fund paid the Distributor $10,136 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $4.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of August 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the

NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                              DATA CALCULATED AS OF AUGUST 31, 1998
                                   -------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
                                                                                                                     ANNUAL
                                                                                                                  DISTRIBUTION
                                                              ALLOWABLE                 AMOUNTS                      FEE AT
                                   ELIGIBLE    ALLOWABLE     INTEREST ON   MAXIMUM     PREVIOUSLY     AGGREGATE   CURRENT NET
                                    GROSS      AGGREGATE       UNPAID      AMOUNT       PAID TO        UNPAID        ASSET
                                   SALES(1)   SALES CHARGE   BALANCE(2)    PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                   --------   ------------   -----------   -------   --------------   ---------   ------------
CLASS B SHARES FOR THE PERIOD
  AUGUST 4, 1997 (COMMENCEMENT OF
  OPERATIONS AS AN OPEN-END
  INVESTMENT COMPANY) TO AUGUST
  31, 1998
Under NASD Rule as Adopted.......  $120,689      $7,543        $3,663      $11,206       $4,134        $7,072         $179
Under Distributor's Voluntary
  Waiver.........................  $120,689      $7,543        $  603      $8,146        $4,134        $4,012         $179

CLASS C SHARES, FOR THE PERIOD
  AUGUST 4, 1997 (COMMENCEMENT OF
  OPERATIONS AS AN OPEN-END
  INVESTMENT COMPANY) TO AUGUST
  31, 1998
Under NASD Rule as Adopted.......  $15,944       $  996        $  224      $1,220        $  137        $1,083         $ 39

---------------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.


     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.


     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

     The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor.

Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.


     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

     Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on August 31, 1998 is set forth below.

                                            CLASS A        CLASS B       CLASS C       CLASS D
                                          -----------    -----------    ----------    ----------
Net Assets..............................  $52,424,646    $23,899,890    $5,138,601    $7,070,944
                                          ===========    ===========    ==========    ==========
Number of Shares Outstanding............    4,522,270      2,072,575       445,454       609,107
                                          ===========    ===========    ==========    ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)..........................  $     11.59    $     11.53    $    11.54    $    11.61
Sales Charge (for Class A and Class D
  shares: 5.25% of offering price; 5.54%
  of net asset value per share)*........         0.64             **            **          0.64
                                          -----------    -----------    ----------    ----------
Offering Price..........................  $     12.23    $     11.53    $    11.54    $    12.25
                                          ===========    ===========    ==========    ==========

---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B Shares and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
   "-- Contingent Deferred Sales Charges -- Class C Shares" herein.


                             PORTFOLIO TRANSACTIONS

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Fund will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.


     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:



                                                    AGGREGATE BROKERAGE   COMMISSIONS PAID TO
                 REPORTING PERIOD                    COMMISSIONS PAID        MERRILL LYNCH
--------------------------------------------------  -------------------   -------------------
For the Fiscal Year Ended August 31, 1998.........       $ 81,956              $ 30,723
For the Period January 1, 1997 to August 31,
  1997............................................       $413,575              $169,405
For the Year Ended December 31, 1996..............       $548,586              $177,752



     For the fiscal year ended August 31, 1998, the brokerage commissions paid to Merrill Lynch represented 37.49% of the aggregate brokerage commissions paid and involved 32.41% of the dollar amount of transactions involving payment of commissions during the year. Until August 4, 1997 when the Fund converted to open-end status, the Fund operated as a closed-end investment company and, consequently, the brokerage commissions paid while the Fund operated as a closed-end investment company, may not necessarily be indicative of the costs of future brokerage commissions for the Fund.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place orders for the Fund through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration in the new brokerage firm's name.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.


     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.


     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.


     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.


     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC DIVIDEND PROGRAM

     Unless specific instructions are given as to the method of payment, dividends and capital gains distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends and distributions. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution checks. Cash payments can also be directly deposited to the shareholder's bank account.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined 15 minutes after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed as dividends to the Fund's shareholders at least annually. The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares -- Determination of Net Asset Value." Dividends will be reinvested automatically in shares of the Fund at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions or both in cash. Dividends and distributions are taxable to shareholders as discussed above whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

     Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other ordinary income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, thereby reducing each shareholder's tax basis in his or her Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming that the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Taxes."

     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares -- Determination of Net Asset Value."

     See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as any amounts of capital gain dividends in the different categories of capital gain referred to above.


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"). Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options and futures contracts and engage in forward foreign exchange transactions. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.


     On occasion, the Fund may compare its performance to that of the Value Line Convertible Index, The Financial Times/Standard & Poor's Actuarial World Indices, the Morgan Stanley Capital International Indices, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     Set forth below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                                     CLASS A SHARES*                 CLASS B SHARES
                                               ----------------------------   ----------------------------
                                                               REDEEMABLE                     REDEEMABLE
                                               EXPRESSED AS    VALUE OF A     EXPRESSED AS    VALUE OF A
                                               A PERCENTAGE   HYPOTHETICAL    A PERCENTAGE   HYPOTHETICAL
                                                BASED ON A       $1,000        BASED ON A       $1,000
                                               HYPOTHETICAL    INVESTMENT     HYPOTHETICAL    INVESTMENT
                                                  $1,000      AT THE END OF      $1,000      AT THE END OF
                                                INVESTMENT     THE PERIOD      INVESTMENT     THE PERIOD
                                               ------------   -------------   ------------   -------------
                                                               AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended August 31, 1998...............     (11.91)%      $  880.90        (10.29)%      $  897.10
Five years ended August 31, 1998.............       5.05%       $1,279.60            --               --
Ten years ended August 31, 1998..............       7.40%       $2,041.90            --               --
Inception (August 4, 1997) to August 31,
  1998.......................................         --%              --         (6.82)%      $  927.00
                                                                   ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year ended August 31, 1998...................      (7.03)%      $  929.70         (7.76)%      $  922.40
For the period January 1, 1997 to August 31,
  1997.......................................      11.50%       $1,115.00            --               --
Year ended December 31, 1996.................      20.60%       $1,206.00            --               --
Year ended December 31, 1995.................      24.44%       $1,244.40            --               --
Year ended December 31, 1994.................     (15.68)%      $  843.20            --               --
Year ended December 31, 1993.................      13.94%       $1,139.40            --               --
Year ended December 31, 1992.................      19.48%       $1,194.80            --               --
Year ended December 31, 1991.................      42.24%       $1,422.40            --               --
Year ended December 31, 1990.................     (24.21)%      $  757.90            --               --
Year ended December 31, 1989.................      16.46%       $1,164.60            --               --
Year ended December 31, 1988.................       2.36%       $1,023.60            --               --
Year ended December 31, 1987.................     (21.34)%      $  786.60            --               --
Year ended December 31, 1986.................      14.13%       $1,141.30            --               --
Inception (August 2, 1985) to December 31,
  1985.......................................      11.18%       $1,111.80
Inception (August 4, 1997) to August 31,
  1997.......................................                                      2.60%       $1,026.00
                                                                 AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (August 2, 1985) to August 31,
  1998.......................................     117.01%       $2,170.10            --               --
Inception (August 4, 1997) to August 31,
  1998.......................................         --               --         (7.30)%      $  927.00

                                                      CLASS C SHARES                 CLASS D SHARES
                                               ----------------------------   ----------------------------
                                                               REDEEMABLE                     REDEEMABLE
                                               EXPRESSED AS    VALUE OF A     EXPRESSED AS    VALUE OF A
                                               A PERCENTAGE   HYPOTHETICAL    A PERCENTAGE   HYPOTHETICAL
                                                BASED ON A       $1,000        BASED ON A       $1,000
                                               HYPOTHETICAL    INVESTMENT     HYPOTHETICAL    INVESTMENT
                                                  $1,000      AT THE END OF      $1,000      AT THE END OF
                                                INVESTMENT     THE PERIOD      INVESTMENT     THE PERIOD
                                               ------------   -------------   ------------   -------------
                                                               AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended August 31, 1998...............     (8.39)%       $  916.10        (11.84)%      $  881.60
Five years ended August 31, 1998.............        --                --            --               --
Ten years ended August 31, 1998..............        --                --            --               --
Inception (August 4, 1997) to August 31,
  1998.......................................     (4.95)%       $  947.00         (8.87)%      $  905.00
                                                                   ANNUAL TOTAL RETURN
Year ended August 31, 1998...................     (7.76)%       $  922.40         (6.96)%      $  930.40
For the period January 1, 1997 to August 31,
  1997.......................................        --                --            --               --
Year ended December 31, 1996.................        --                --            --               --
Year ended December 31, 1995.................        --                --            --               --
Year ended December 31, 1994.................        --                --            --               --
Year ended December 31, 1993.................        --                --            --               --
Year ended December 31, 1992.................        --                --            --               --
Year ended December 31, 1991.................        --                --            --               --
Year ended December 31, 1990.................        --                --            --               --
Year ended December 31, 1989.................        --                --            --               --
Year ended December 31, 1988.................        --                --            --               --
Year ended December 31, 1987.................        --                --            --               --
Year ended December 31, 1986.................        --                --            --               --
Inception (August 2, 1985) to December 31,
  1985.......................................
Inception (August 4, 1997) to August 31,
  1997.......................................      2.60%        $1,026.60          2.66%       $1,026.60
                                                                 AGGREGATE TOTAL RETURN
Inception (August 2, 1985) to August 31,
  1998.......................................        --                --            --               --
Inception (August 4, 1997) to August 31,
  1998.......................................     (5.30)%       $  947.00         (9.50)%      $  905.00

---------------
* Prior to August 4, 1997, the Fund operated as a dual-structure closed-end investment company. On August 4, 1997, the Fund converted to an open-end investment company and Capital Shares outstanding as of that date were designated Class A shares.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.


     The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on May 24, 1985 as "Convertible Holdings, Inc." a closed-end investment company. On February 13, 1997, the shareholders of the Fund voted to convert the Fund to an open-end investment company. Amended and Restated Articles of Incorporation, effective as of August 4, 1997, (i) converted the Fund to an open-end investment company,
(ii) renamed the Fund "Merrill Lynch Convertible Fund, Inc." and (iii) increased the authorized capital stock from 30,000,000 shares, par value $.10 per share, to 400,000,000 shares of Common Stock, par value $.10 per share. The shares of Common Stock are divided into four classes designated Class A, Class B, Class C and Class D Common Stock, each consisting of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such expenditures. At the time of conversion of the Fund into an open-end investment company, the Fund had approximately 11,653,700 Capital Shares outstanding, all of which were reclassified into shares of Class A Common Stock upon such conversion. The Board of Directors of the Fund may classify and reclassify the unissued shares of the Fund into additional or other classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 25% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Chase Manhattan Bank, Global Securities Services, Chase MetroTech Center, Brooklyn, New York 11245, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on August 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Fund, the following person owned beneficially 5% or more of any class of the Fund's shares as of December 1, 1998:



    NAME                  ADDRESS              PERCENT OF CLASS
    ----                  -------              ----------------
Nancy C. Cox   649 Isle of Palms Drive          13.6% Class C
               Fort Lauderdale, Florida 33301

                              FINANCIAL STATEMENTS


     The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                   APPENDIX I

               INVESTMENT PRACTICES INVOLVING THE USE OF OPTIONS,
                          FUTURES AND FOREIGN EXCHANGE

DERIVATIVES

     The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including

     Credit risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

     Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     The Fund may use the following types of derivative instruments:

     Futures -- exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and may involve currency risk.

     Forwards -- private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Forwards involve credit risk and leverage risk, and may involve currency risk.

     Options -- exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk. Private options also involve credit risk and liquidity risk. Options may involve currency risk.

     Indexed Securities -- debt instruments for which the rate of interest paid or the amount of principal to be returned upon maturity is based on an index. Indexed securities involve credit risk, and frequently involve leverage risk, liquidity risk and currency risk.

     Inverse Securities -- indexed securities the value of which will move in the opposite direction of changes to an index. Inverse securities involve credit risk, leverage risk and liquidity risk, and may involve currency risk.


     The Fund may use Derivatives for hedging purposes or speculative purposes.


     Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. This risk is known as "Correlation Risk."

     The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. The Fund will not invest in a Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

     The Fund may use the following types of Derivative instruments and trading strategies:

INDEXED AND INVERSE SECURITIES

     The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for both hedging and speculative purposes. When used for hedging purposes, indexed and inverse securities involve correlation risk.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Options. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium"), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. In the event the market value of the portfolio holdings underlying the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option involves correlation risk, and may involve liquidity and credit risk.

     The Fund may also purchase call options on securities or securities or interest rate indices. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option provides the Fund with the opportunity to profit if the underlying security or security or interest rate index increases in value. If the underlying security or security or interest rate index decreases in value, however, the Fund may lose the entire option premium. Purchasing a call option may involve correlation, liquidity and credit risk.

     The Fund may also purchase call options in connection with the creation of Manufactured Convertibles and is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is correlated with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium and will realize a greater return than would have been realized on the underlying securities alone. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

     The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium, the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund is using the put as an anticipatory hedge or is writing the put in connection with trading strategies involving combinations of options, for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

     The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities or interest rate indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

     The sale of a futures contract for hedging purposes limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract as an anticipatory hedge may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction in a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index). The Fund will also limit such transactions to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") predominantly for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the United States dollar.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions predominantly for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit risk and liquidity risk.

     The Fund may also hedge against the decline in the value of a currency against the United States dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

     The Fund may also hedge against the decline in the value of a currency against the United States dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Although it is expected that the Fund will engage in transactions in Currency Instruments predominantly for hedging purposes, the Fund may also speculate in Currency Instruments in order to seek to enhance its total return. To the extent that the Fund enters into a transaction in a Currency Instrument for hedging purposes, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged. To the extent that the Fund enters into a transaction in a Currency Instrument for speculative purposes, the Fund may lose its entire investment or, under certain circumstances, may be exposed to potential losses which substantially exceed its original investment.

     Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments have substantial risks, including correlation risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and lower its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN DERIVATIVES

     Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivatives moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

     Certain transactions in Derivatives (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and

Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS, LIMITATIONS ON THE USE OF OTC DERIVATIVES

     Certain Derivatives traded in OTC markets, including OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

                                  APPENDIX II

                 RATINGS OF DEBT SECURITIES AND PREFERRED STOCK

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
       Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the many following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa An issue which is rated "aa" is considered to be a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
       Uncertainty of position characterizes preferred stocks in this class.
b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

          II. Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS

 AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
  AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
   A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
      However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
 BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
  BB  An obligation rated "BB," "B," "CCC," "CC" and "C" is
   B  regarded as having significant speculative characteristics.
 CCC "BB" indicates the least degree of speculation and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
  CC An obligation rated "CCC" is in arrears on dividends or sinking fund payments, but is currently paying.
   C  An obligation that is a nonpaying issue.
   D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

 A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong.
      Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
 A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
 A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
   B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
   C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
   D  A short-term obligation rated "D" is in payment default. The
      "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.
      The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS DEFINITIONS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based on the following considerations:

          I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

          II. Nature of, and provisions of, the issue;

          III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PREFERRED STOCK RATINGS

 AAA  This is the highest rating that may be assigned by Standard
      & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
   A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
 BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.
  BB  Preferred stock rated BB, B, and CCC are regarded, on
   B balance, as predominantly speculative with respect to the CCC issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
   C  A preferred stock rated C is a nonpaying issue.
   D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CODE #19011-01-99

                           PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS.


EXHIBIT
NUMBER
-------
 1(a)   --   Form of Amended and Restated Articles of Incorporation of
             the Registrant.(a)
  (b)   --   Form of Articles Supplementary to Amended and Restated
             Articles of Incorporation of the Registrant.(a)
 2      --   By-Laws of the Registrant, as amended.(a)
 3      --   Portions of the Amended and Restated Articles of
             Incorporation and By-Laws of the Registrant defining the
             rights of holders of the shares of the Registrant.(b)
 4(a)   --   Form of Management Agreement between the Registrant and
             Merrill Lynch Asset Management, L.P.(c)
  (b)   --   Form of Sub-Advisory Agreement between Merrill Lynch Asset
             Management, L.P. and Merrill Lynch Asset Management U.K.
             Limited.(c)
 5(a)   --   Form of Class A Shares Distribution Agreement between the
             Registrant and Merrill Lynch Funds Distributor, Inc. (now
             known as Princeton Funds Distributor, Inc.)(the
             "Distributor")(including Form of Selected Dealers
             Agreement).(c)
  (b)   --   Form of Class B Shares Distribution Agreement between the
             Registrant and the Distributor (including Form of Selected
             Dealers Agreement).(c)
  (c)   --   Form of Class C Shares Distribution Agreement between the
             Registrant and the Distributor (including Form of Selected
             Dealers Agreement).(c)
  (d)   --   Form of Class D Shares Distribution Agreement between the
             Registrant and the Distributor (including Form of Selected
             Dealers Agreement).(c)
 6      --   None.
 7      --   Custody Agreement between the Registrant and The Chase
             Manhattan Bank, N.A.(c)
 8(a)   --   Form of Transfer Agency, Dividend Disbursing Agency and
             Shareholder Servicing Agency Agreement between the
             Registrant and Merrill Lynch Financial Data Services, Inc.
             (now known as Financial Data Services, Inc.)(c)
  (b)   --   Form of Agreement relating to use of name between the
             Registrant and Merrill Lynch & Co., Inc.(c)
 9      --   Opinion of Brown & Wood LLP, counsel to the Registrant.(e)
10      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11      --   None.
12      --   Certificate of Merrill Lynch Asset Management, L.P.(c)
13(a)   --   Form of Class B Shares Distribution Plan of the Registrant
             and Amended and Restated Class B Distribution Plan
             Sub-Agreement.(c)
  (b)   --   Form of Class C Shares Distribution Plan of the Registrant
             and Class C Distribution Plan Sub-Agreement.(c)
  (c)   --   Form of Class D Shares Distribution Plan of the Registrant
             and Class D Distribution Plan Sub-Agreement.(c)
14(a)   --   Financial Data Schedule for Class A Shares.(f)
  (b)   --   Financial Data Schedule for Class B Shares.(f)
  (c)   --   Financial Data Schedule for Class C Shares.(f)
  (d)   --   Financial Data Schedule for Class D Shares.(f)
15      --   Merrill Lynch Select Pricing(SM) System Plan pursuant to
             Rule 18f-3.(a)

---------------

(a) Filed on August 4, 1997 as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-28619) (the "Registration Statement").

(b) Reference is made to Articles IV, V (Sections 3, 5, 6 and 7), VI, VII and IX of the Registrant's Amended and Restated Articles of Incorporation, as supplemented, filed as Exhibits 1(a) and 1(b) to the Registration Statement; and to Articles II, III (Sections 1, 3, 5 and 6), VI, VII, XIII and XIV of the Registrant's By-Laws, as amended, filed as Exhibit 2 to the Registration Statement.

(c) Filed on June 6, 1997, as an Exhibit to the Registration Statement.

(d) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996 relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(e) Previously Filed as an Exhibit to the Registration Statement.


(f) Filed on November 2, 1998 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.

ITEM 25.  INDEMNIFICATION.

     Reference is made to Article V of Registrant's Amended and Restated Articles of Incorporation, Article VI of Registrant's By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     Fund Asset Management, L.P. ("FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc.,

MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), an affiliate of the FAM, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/ Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 1, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 26, and Messrs. Giordano, Harvey, Kirstein and Monagle are officers of one or more of such companies.


                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                         MANAGER           PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
ML & Co..........................  Limited Partner           Financial Services Holding
                                                             Company; Limited Partner of FAM
Princeton Services...............  General Partner           General Partner of FAM

                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                         MANAGER           PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
Arthur Zeikel....................  Chairman                  Chairman of MLAM; President of FAM
                                                             and MLAM from 1977 to 1997;
                                                             Chairman and Director of Princeton
                                                             Services; President of Princeton
                                                             Services from 1993 to 1997;
                                                             Executive Vice President of ML &
                                                             Co.
Jeffrey M. Peek..................  President                 President of FAM; President and
                                                             Director of Princeton Services;
                                                             Executive Vice President of ML &
                                                             Co.; Managing Director and Co-Head
                                                             of the Investment Banking Division
                                                             of Merrill Lynch in 1997; Senior
                                                             Vice President and Director of the
                                                             Global Securities and Economics
                                                             Division of Merrill Lynch from
                                                             1995 to 1997
Terry K. Glenn...................  Executive Vice President  Executive Vice President of FAM;
                                                             Executive Vice President and
                                                             Director of Princeton Services;
                                                             President and Director of PFD;
                                                             Director of FDS; President of
                                                             Princeton Administrators
Mark A. Desario..................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Linda L. Federici................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Vincent R. Giordano..............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Elizabeth A. Griffin.............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Norman R. Harvey.................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Michael J. Hennewinkel...........  Senior Vice President,    Senior Vice President, Secretary
                                   Secretary and General     and General Counsel of FAM; Senior
                                   Counsel                   Vice President of Princeton
                                                             Services
Philip L. Kirstein...............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President, Director
                                                             and Secretary of Princeton
                                                             Services

                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                         MANAGER           PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
Ronald M. Kloss..................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Debra W. Landsman-Yaros..........  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services; Vice President of PFD
Stephen M. Miller................  Senior Vice President     Executive Vice President of
                                                             Princeton Administrators; Senior
                                                             Vice President of Princeton
                                                             Services
Joseph T. Monagle, Jr. ..........  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Brian A. Murdock.................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Gerald M. Richard................  Senior Vice President     Senior Vice President and
                                   and Treasurer             Treasurer of FAM; Senior Vice
                                                             President and Treasurer of
                                                             Princeton Services; Vice President
                                                             and Treasurer of PFD
Gregory D. Upah..................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Ronald L. Welburn................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services


ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                            POSITION(S) AND OFFICE(S)    POSITION(S) AND OFFICE(S)
                  NAME                               WITH PFD                 WITH REGISTRANT
                  ----                     ----------------------------  -------------------------
Terry K. Glenn...........................  President and Director        Executive Vice President
Michael G. Clark.........................  Director                      None
Thomas J. Verage.........................  Director                      None
Robert W. Crook..........................  Senior Vice President         None
Michael J. Brady.........................  Vice President                None
William M. Breen.........................  Vice President                None
James T. Fatseas.........................  Vice President                None
Debra W. Landsman-Yaros..................  Vice President                None
Michelle T. Lau..........................  Vice President                None
Gerald M. Richard........................  Vice President and Treasurer  Treasurer
Salvatore Venezia........................  Vice President                None
William Wasel............................  Vice President                None
Robert Harris............................  Secretary                     None


     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 29th day of December, 1998.


                                          MERRILL LYNCH CONVERTIBLE FUND, INC.
                                                       (Registrant)

                                          By:     /s/ GERALD M. RICHARD
                                            ------------------------------------
                                                Gerald M. Richard, Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


                  SIGNATURE                                TITLE                     DATE
                  ---------                                -----                     ----

               ARTHUR ZEIKEL*                  President (Principal Executive
---------------------------------------------  Officer) and Director
               (Arthur Zeikel)

             GERALD M. RICHARD*                Treasurer (Principal Financial
---------------------------------------------  and Accounting Officer)
             (Gerald M. Richard)

             JAMES H. BODURTHA*                Director
---------------------------------------------
             (James H. Bodurtha)

             HERBERT I. LONDON*                Director
---------------------------------------------
             (Herbert I. London)

              ROBERT R. MARTIN*                Director
---------------------------------------------
             (Robert R. Martin)

               JOSEPH L. MAY*                  Director
---------------------------------------------
               (Joseph L. May)

              ANDRE F. PEROLD*                 Director
---------------------------------------------
              (Andre F. Perold)

         *By: /s/ GERALD M. RICHARD                                            December 29, 1998
---------------------------------------------
    (Gerald M. Richard, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  10       Consent of Deloitte & Touche LLP, independent auditors for the Registrant.